                                                      CENTENNIAL GOVERNMENT TRUST
                                                 Supplement dated June 20, 2002 to the
                                                   Prospectus dated November 1, 2001

The Prospectus is changed as follows:

1. The  following  is added as a new second  paragraph  under the  caption:  "What does the Trust  Mainly  Invest In?" on page 2 of the prospectus:

         The Trust will invest under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in debt instruments issued by the U.S. government, its agencies and instrumentalities.  Although this is not a fundamental policy, the amount so invested will not be changed by the Board without providing shareholders at least 60 days prior notice of the change.

June 20, 2002                                                          PS0170.011